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                                                                    Exhibit 24.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated August 7, 2002 relating to the financial statements of Investors Focus, Inc. as of December 31, 2001 and for the years ended December 31, 2001 and 2000, which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ Moore Stephens Lovelace, P.A.

Orlando, Florida
August 22, 2002